Commitments (Tables)	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Summary of Contractual Obligations

As of December 31, 2018, CEMEX had the following contractual obligations:

	2018
Obligations	Less than 1 year		1-3 years	3-5 years	More than 5 years	Total
Long-term debt	US$	7	1,788	2,347	5,197	9,339
Finance lease obligations[1]		36	87	19	1	143
Convertible notes[2]		19	514	—	—	533

Total debt and other financial obligations[3]		62	2,389	2,366	5,198	10,015
Operating leases[4]		186	351	231	439	1,207
Interest payments on debt[5]		508	960	777	535	2,780
Pension plans and other benefits[6]		148	270	270	664	1,352
Acquisition of property, plant and equipment[7]		87	43	—	—	130
Purchases of raw materials, fuel and energy[8]		702	955	1,230	2,270	5,157

Total contractual obligations	US$	1,693	4,968	4,874	9,106	20,641

	Ps	33,267	97,621	95,774	178,933	405,595

1

Represent nominal cash flows. As of December 31, 2018, the NPV of future payments under such leases was US$122 (Ps2,396), of which, US$74 (Ps1,450) refers to payments from 1 to 3 years and US$14 (Ps276) refer to payments from 3 to 5 years. Beginning January 1, 2019, IFRS 16 eliminates the classifications of finance and operating leases. This elimination has no effect in the reported amounts of cash flows considering the contracts outstanding as of December 31, 2018 (note 2.20).

2	Refers to the components of liability of the convertible notes described in note 16.2 and assumes repayment at maturity and no conversion of the notes.
3

The schedule of debt payments, which includes current maturities, does not consider the effect of any refinancing of debt that may occur during the following years. In the past, CEMEX has replaced its long-term obligations for others of a similar nature.

4

The amounts represent nominal cash flows. CEMEX has operating leases, primarily for operating facilities, cement storage and distribution facilities and certain transportation and other equipment, under which annual rental payments are required plus the payment of certain operating expenses. Rental expense was US$185 (Ps3,493) in 2018, US$115 (Ps2,252) in 2017 and US$121 (Ps2,507) in 2016. Beginning January 1, 2019, IFRS 16 eliminates the classifications of finance and operating leases. This elimination has no effect in the reported amounts of cash flows considering the contracts outstanding as of December 31, 2018 (note 2.20).

5	Estimated cash flows on floating rate denominated debt were determined using the floating interest rates in effect as of December 31, 2018.
6	Represents estimated annual payments under these benefits for the next 10 years (note 18), including the estimate of new retirees during such future years.
7	Refers mainly to the expansion of a cement-production line in the Philippines.
8

Future payments for the purchase of raw materials are presented on the basis of contractual nominal cash flows. Future nominal payments for energy were estimated for all contractual commitments on the basis of an aggregate average expected consumption per year using the future prices of energy established in the contracts for each period. Future payments also include CEMEX’s commitments for the purchase of fuel.